                                                                      Exhibit 25

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                            BNY WESTERN TRUST COMPANY
               (Exact name of trustee as specified in its charter)

California                                                  95-3571558
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

700 South Flower Street
Los Angeles, California                                     90017
(Address of principal executive offices)                    (Zip code)

                     COMMUNICATIONS & POWER INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    77-0405693
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                CPI Holdco, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    75-3142681
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          CPI Subsidiary Holdings Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    77-0407397
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

              Communications & Power Industries International Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    77-0407398
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                   Communications & Power Industries Asia Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    77-0407400
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

811 Hansen Way
P.O. Box 51110
Palo Alto, California                                       94303-1110
(Address of principal executive offices)                    (Zip code)

                      8% Senior Subordinated Notes due 2012
                       (Title of the indenture securities)

1.       GENERAL INFORMATION.

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                 Name                                   Address
----------------------------------------------------------------------------
Federal Deposit Insurance Corporation        25 Ecker Street
                                             San Francisco, California 94105

State Banking Department                     111 Pine Street, Suite 1100
                                             San Francisco, California 94111

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         None.

16.      LIST OF EXHIBITS.

         1.1 Articles of Incorporation of Security Trust Company, as filed in the office of the Secretary of State of the State of California on November 13, 1980 and filed in the office of the Superintendent of Banks, State of California on November 17, 1980; incorporated herein by reference as Exhibit 1.1 filed with Form T-1 Statement, Registration No. 33-56465.

         1.2 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Security Trust Company to Bradford Trust Company of California), as filed in the office of the Secretary of State of the State of California on January 7, 1985; incorporated herein by reference as
Exhibit 1.2 filed with Form T-1 Statement, Registration No. 33-56465.

         1.3 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Bradford Trust Company of California to FIDATA Trust Company California) as filed in the office of the Secretary of State of the State of California on April 11, 1985; incorporated herein by reference as Exhibit 1.3 filed with Form T-1 Statement, Registration No. 33-56465.

         1.4 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from FIDATA Trust Company California to Wall Street Trust Company California), as filed in the office of the Secretary of State of the State of California on February 5, 1986; incorporated herein by reference as Exhibit 1.4 filed with Form T-1 Statement, Registration No. 33-56465.

         1.5 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Wall Street Trust Company California to The Bank of New York Trust Company of California), as filed in the office of the Secretary of State of the State of California on April 15, 1988; incorporated herein by reference as Exhibit 1.5 filed with Form T-1 Statement, Registration No. 33-56465.

         1.6 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from The Bank of New York Trust Company of California to BNY Western Trust Company), as filed in the office of the Secretary of State of the State of California on August 30, 1995; incorporated herein by reference as Exhibit 1.6 filed with Form T-1 Statement, Registration No. 33-56465.

         3. Copy of Certificate of the State Banking Department, State of California, dated January 24, 1994, authorizing the Trustee to transact a commercial banking business and to engage in the trust business at 700 South Flower Street, Los Angeles, California; incorporated herein by reference as
Exhibit 3 filed with Form T-1 Statement, Registration No. 33-56465.

         4. Copy of By-Laws of the Trustee; incorporated herein by reference as Exhibit 4 filed with Form T-1 Statement, Registration No. 33-56465.

         6. Consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit 6 filed with Form T-1 Statement, Registration No. 33-56465.

         7. Copy of latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, BNY Western Trust Company, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 9th day of March, 2004.

                                    BNY WESTERN TRUST COMPANY

                                    By: /S/ LUDA SEMENOVA
                                        --------------------------------------
                                        Name:  LUDA SEMENOVA
                                        Title: ASSISTANT VICE PRESIDENT

                            BNY WESTERN TRUST COMPANY
                        Statement of Financial Condition
                             As of December 31, 2003

                                                              12/1/2003
                                                         -------------------
                      ASSETS

Cash and due from banks                                  $        11,731,791
Investment securities, U.S. Treasury Notes at cost,
  net of unamortized purchase premium                             15,364,850
Federal Funds sold                                                23,200,000
Securities purchased under resale agreements                      97,000,000
Fixed assets-net                                                     961,420
Receivables and other assets                                      14,409,989
Goodwill (net)                                                   176,455,585
                                                         -------------------
TOTAL ASSETS                                             $       339,123,635
                                                         ===================

                     LIABILITIES

Demand Deposits, Trust Dept. Funds, Official
  Checks & Other Deposits                                $         9,828,676
Time and Other Savings Deposits                                    2,205,868
Accrued Expenses and Reserve for Income Taxes                     20,476,821
Promissory Note to BNY Co. Inc.                                   58,000,000
Other Liabilities                                                  5,605,954
                                                         -------------------
                                TOTAL LIABILITIES        $        96,117,319
                                                         -------------------

                 SHAREHOLDERS' EQUITY

Common Stock, no par value; authorized
  and outstanding, 1,000 shares                          $         1,000,000
Contributed Surplus                                              199,205,032
Retained Earnings                                                 42,801,284
                                                         -------------------
              TOTAL SHAREHOLDERS' EQUITY                 $       243,006,316
                                                         -------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $       339,123,635
                                                         ===================